Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION,
April 2, 2009	CONTACT: John M. Mendez
(276) 326-9000
First Community Bancshares Announces Signing of Definitive Merger Agreement With TriStone
Community Bank
Bluefield, Virginia and Winston-Salem, North Carolina — First Community Bancshares, Inc. (NASDAQ: FCBC) (www.fcbinc.com) and TriStone Community Bank jointly announce the signing of a definitive merger agreement pursuant to which First Community will acquire TriStone, the Winston-Salem, North Carolina-based bank, in a transaction valued at approximately $10 million.
TriStone is a North Carolina-chartered bank established in 2004 and operates two branches in Winston-Salem, North Carolina. At December 31, 2008, TriStone had $152 million in total assets and $126 million in total deposits. The common stock of TriStone is traded over the counter under the symbol, “TCMB”.
John M. Mendez, President and Chief Executive Officer of First Community, stated, “We are pleased to be joining forces with TriStone as we expand our banking network in Winston-Salem. TriStone brings an excellent leadership team to our Winston-Salem operations, which will be headed by Skip Brown and Mark Evans along with a complement of very capable commercial relationship managers and a strong Winston-based retail banking group.”
Simpson O. “Skip” Brown, President and Chief Executive Officer of TriStone, commented, “We are very excited about our new partnership with First Community. Their leadership, outstanding historical performance, extensive offering of services and future growth plans create an opportunity that we could not pass on. We believe this is an excellent opportunity for our stockholders, customers, and employees.” Mr. Brown will remain as President — Triad Region for First Community operating within the Winston-Salem market.
Under the terms of the merger agreement, which has been unanimously approved by the boards of directors of both companies, stockholders of TriStone will be entitled to receive 0.5262 shares of First Community common stock for each common share of TriStone.
In consideration of the merger, extensive due diligence was performed by both companies. First Community expects the transaction to be accretive to tangible book value and its tangible common equity to tangible assets ratio at close. After realization of cost savings equal to approximately 25%, First Community expects the combination will be accretive to earnings per share in 2010. TriStone stockholders are also expected to realize earnings per share and common dividend accretion. It is anticipated that the transaction will be completed in the third quarter of 2009, after receipt of regulatory approvals, the approval of the stockholders of TriStone, and the satisfaction of other closing conditions.
Sandler O’Neill + Partners, L.P. served as financial advisor to First Community and The Orr Group, LLC served as financial advisor to TriStone.

First Community Bancshares, Inc., headquartered in Bluefield, Virginia, is a $2.13 billion financial holding company and is the parent company of First Community Bank, N. A. First Community Bank, N. A. operates through fifty-nine locations in the five states of Virginia, West Virginia, North Carolina, South Carolina, and Tennessee. First Community Bank, N. A. offers wealth management services through its Trust & Financial Services Division and Investment Planning Consultants, Inc., a registered investment advisory firm which offers wealth management and investment advice. First Community’s wealth management group managed assets with a market value of $848 million at December 31, 2008. First Community is also the parent company of GreenPoint Insurance Group, Inc., a full-service insurance agency located in High Point, North Carolina. First Community’s common stock is traded on the NASDAQ Global Select Market under the symbol, “FCBC”. Additional investor information can be found on the Internet at www.fcbinc.com.
Additional Information and Where to Find It
In connection with the proposed merger, unless First Community determines that an exemption from registration under the Securities Act of 1933 is available, First Community will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of First Community common stock to be issued to the stockholders of TriStone. If filed, the registration statement will include a proxy statement/prospectus which will be sent to the stockholders of TriStone seeking their approval of the merger. If a registration exemption is determined to be available and relied upon by First Community, TriStone stockholders will receive a proxy statement seeking their approval of the merger and additional disclosure material regarding an investment in First Community’s common stock. STOCKHOLDERS OF TRISTONE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS OR THE PROXY STATEMENT AND ADDITIONAL DISCLOSURE MATERIALS, AS APPLICABLE, WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The information in this press release is not a substitute for the registration statement and any other documents First Community intends to file with the SEC or provide to TriStone stockholders. In addition, First Community may file other relevant documents concerning the proposed merger with the SEC.
The prospectus/proxy statement, if applicable, and other relevant transaction documents will be available free of charge at the SEC’s website (www.sec.gov), at First Community’s website (www.fcbinc.com) under “Investor Relations,” or by directing a request by telephone or mail to First Community Bancshares, Inc., P.O. Box 989, Bluefield, Virginia 24605, Attention: Investor Relations (276) 326-9000. The prospectus/proxy statement, if applicable, and other relevant transaction documents, will also be available free of charge from TriStone by directing a request by telephone or mail to TriStone Community Bank, 312 Jonestown Road, P.O. Box 25288, Winston-Salem, North Carolina 27104, Attention: Investor Relations (336) 794-0811.
TriStone is currently not engaged in a solicitation of proxies from the security holders of TriStone in connection with the proposed merger transaction with First Community. If a proxy solicitation commences, TriStone and its directors, executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies from the stockholders of TriStone in connection with the proposed merger. Information about the directors and executive officers of TriStone and their ownership of TriStone common stock, and additional information regarding the interests of such participants, may be obtained by reading the proxy statement/prospectus or proxy statement, as applicable, when they become available.

Forward-looking Statements
Certain statements in this press release, including, without limitation, statements as to the impact of the merger, statements as to First Community Bancshares, Inc.’s, TriStone Community Bank’s, or their respective management’s beliefs, expectations or opinions, and all other statements in this press release, other than historical facts, are forward-looking statements, as such term is defined in the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created thereby. Forward-looking statements are subject to risks and uncertainties, are subject to change at any time and may be affected by various factors that may cause actual results to differ materially from the expected or planned results. In addition to the factors discussed above, certain other factors, including without limitation, a significant increase in competitive pressures among financial institutions; changes in the interest rate environment that may reduce interest margins; changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; less favorable than expected general or local economic or political conditions; legislative or regulatory changes that may adversely affect the businesses in which First Community Bancshares, Inc. or TriStone Community Bank is engaged; technological issues which may adversely affect First Community Bancshares, Inc.’s or TriStone Community Bank’s financial operations or customers; changes in the securities markets and other risks detailed from time to time in First Community Bancshares, Inc.’s filings with the SEC can cause actual results and developments to be materially different from those expressed or implied by such forward-looking statements. First Community Bancshares, Inc. and TriStone Community Bank may not be able to complete the proposed merger on the terms summarized above or other acceptable terms, or at all, due to a number of factors, including the failure to obtain approval of their respective stockholders, regulatory approvals or to satisfy other customary closing conditions. First Community Bancshares, Inc. and TriStone Community Bank disclaim any intent or obligation to publicly update or revise any forward-looking statements, regardless of whether new information becomes available, future developments occur or otherwise.
This press release does not constitute an offer of securities by either First Community or TriStone.